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                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the reference to us under the heading "Experts" in the Registration Statement on Form S-3 (File No. 333-57138).






PricewaterhouseCoopers LLP
Florham Park, New Jersey
May 25, 2002